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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 2004

                             THE GORMAN-RUPP COMPANY
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


       1-6747                                             34-0253990
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(Commission File Number)                    (I.R.S. Employee Identification No.)


305 Bowman Street, Mansfield, Ohio                                  44903
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (419) 755-1011
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              (Registrant's Telephone Number, Including Area Code)





                                Page 1 of 4 Pages

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 22, 2004 The Gorman-Rupp Company issued a news release announcing a five-for-four split of its Common Shares in the form of a distribution of one additional Common Share for each four Common Shares previously issued. The distribution will be made on September 10, 2004 to shareholders of record at the close of business on August 13, 2004. The Company also announced in this news release the declaration of a cash dividend in the amount of $0.14 per share on its post-split Common Shares payable September 10, 2004 to shareholders of record August 13, 2004. This news release is included as
Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE GORMAN-RUPP COMPANY


                                    By /s/ DAVID P. EMMENS
                                       -----------------------------------------
                                          David P. Emmens
                                          Corporate Counsel and Secretary

July 26, 2004






                                  EXHIBIT INDEX

         Exhibit                                                   Page
         -------                                                   ----
(99)     News Release dated July 22, 2004                            3


                                       2